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                                                                    EXHIBIT 99.1

                            LITTLE SWITZERLAND, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-Q of Little Switzerland, Inc. (the "Company") for the three months ended August 24, 2002 (the "Periodic Report"), filed with the Commission on or about October 8, 2002, I, Robert L. Baumgardner, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.


Date:  October 8, 2002                              /s/ ROBERT L. BAUMGARDNER
                                                    ----------------------------
                                                    Robert L. Baumgardner
                                                    Chief Executive Officer